DELAWARE GROUP INCOME FUNDS

Delaware Delchester Fund
Delaware High-Yield Opportunities Fund

Supplement to the Prospectuses dated September 28, 2001

The following replaces the information in the section of the Prospectuses entitled "Portfolio managers" under "Who manages the Funds":

Portfolio managers
Timothy L. Rabe has primary responsibility for making day-to-day investment decisions for each Fund. In making investment decisions for the Funds, Mr. Rabe regularly consults with Jude T. Driscoll.

Timothy L. Rabe, Vice President/Portfolio Manager, received a bachelor's degree in finance from the University of Illinois. Prior to joining Delaware Investments in 2000, Mr. Rabe was a high-yield portfolio manager for Conseco Capital Management. Before that, he worked as a tax analyst for The Northern Trust Company. He is a CFA charterholder. Mr. Rabe assumed primary responsibility for the Funds effective July 2002.

Jude T. Driscoll, Executive Vice President/Head of Fixed-Income, received a bachelor's degree in economics from the University of Pennsylvania. Prior to joining Delaware Investments in 2000, Mr. Driscoll was Senior Vice President, Director of Fixed-Income Process at Conseco Capital Management, where he managed bank loan, high-yield and general insurance portfolios. He previously held management positions at NationsBanc Montgomery Securities and Goldman Sachs & Co.

This Supplement is dated July 24, 2002.